UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 20, 2004

PanAmSat Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22531	95-4607698
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Westport Road, Wilton, CT		06897
(Address of principal executive offices)		(Zip Code)

(203) 210-8000

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Changes in Control of Registrant

(a)  On August 20, 2004, The DIRECTV Group, Inc. and the registrant announced the completion of the sale of the registrant to affiliates of Kohlberg Kravis Roberts & Co. L.P., The Carlyle Group and Providence Equity Partners, Inc.  On August 18, 2004, the registrant issued the press release attached hereto as Exhibit 99.1 and on August 20, 2004 The DIRECTV Group and the registrant issued the press release attached hereto as Exhibit 99.2, each of which is incorporated herein by reference.  The descriptions of the transactions contained in the registrant’s Current Report on Form 8-K filed on August 17, 2004 and the registrant’s Definitive Proxy Statement on Schedule 14A filed on July 22, 2004 are each incorporated herein by reference.

(b) N/A.

ITEM 9.01.  FINANCIAL STATEMENTS, AND EXHIBITS

a)                                      Financial Statements. Not Applicable

b)                                     Pro Forma Financial Information. Not Applicable

c)                                      Exhibits

The following material is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, dated August 18, 2004

99.2	Press Release, dated August 20, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2004	PANAMSAT CORPORATION Registrant

	By:	/s/ MICHAEL J. INGLESE
Name: Michael J. Inglese Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 18, 2004

99.2	Press Release, dated August 20, 2004